                                       LEASE

                                   by and between

                                Aladdin Gaming, LLC,
                         a Nevada limited-liability company

                                     ("Lessor")

                                        and

                            Aladdin Music Holding, LLC,
                         a Nevada limited-liability company

                                     ("Lessee")

                                  TABLE OF CONTENTS
                                  -----------------

                                                                            PAGE
ARTICLE I

     DEMISED PREMISES -- TERM OF LEASE . . . . . . . . . . . . . . . . . . . . 2

     Section 1.1.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     Section 1.2.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     Section 1.3.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

ARTICLE II

     RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

     Section 2.1.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Section 2.2.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

ARTICLE III

     PAYMENT OF TAXES, ASSESSMENTS, ETC. . . . . . . . . . . . . . . . . . . . 4

     Section 3.4.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Section 3.5.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Section 3.6.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Section 3.7.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

ARTICLE IV

     SURRENDER OF PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . 6

     Section 4.1.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Section 4.2.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Section 4.3.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Section 4.4.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

ARTICLE V

     INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

     Section 5.1.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

                                                                            PAGE

ARTICLE VI

     REPAIRS, MAINTENANCE AND RESTORATION. . . . . . . . . . . . . . . . . . . 7

     Section 6.1.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE VII

     CONSTRUCTION, CIIANGES AND ALTERATIONS. . . . . . . . . . . . . . . . . . 7

     Section 7.1.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Section 7.2.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE VIII

     USE OF PROPERTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

     Section 8.1.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE IX

     ENTRY ON PROPERTY BY LESSOR AND LESSEE. . . . . . . . . . . . . . . . . . 7

     Section 9.1.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Section 9.2.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Section 9.3.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE X

     CONDEMNATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

     Section 10.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE XI

     FEE MORTGAGES AND LEASEHOLD MORTGAGES . . . . . . . . . . . . . . . . . . 8

     Section 11.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     Section 11.2.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     Section 11.3.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     Section 11.4.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

                                                                            PAGE

ARTICLE XII

     ASSIGNMENT. TRANSFERS AND SUBLETTING. . . . . . . . . . . . . . . . . .  12

     Section 12.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     Section 12.2.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     Section 12.3.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE XIII
DISCHARGE AND RELEASE. . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

     Section 13.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

ARTICLE XIV

     DEFAULT PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .  13

     Section 14.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     Section 14.2.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     Section 14.3.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     Section 14.4.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
     Section 14.5.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
     Section 14.6.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
     Section 14.7.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

ARTICLE XV

     INVALIDITY OF PARTICULAR PROVISIONS . . . . . . . . . . . . . . . . . .  14

     Section 15.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

ARTICLE XVI

     NOTICES AND CERTIFICATES. . . . . . . . . . . . . . . . . . . . . . . .  15

     Section 16.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     Section 16.2.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

ARTICLE XVII

     GOVERNING LAW AND CHOICE OF FORUM . . . . . . . . . . . . . . . . . . .17

     Section 17.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .17

ARTICLE XVIII

     QUIET ENJOYMENT; CONVEYANCE BY LESSOR . . . . . . . . . . . . . . . . .17

     Section 18.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
     Section 18.2.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
     Section 18.3.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .17

ARTICLE XIX

     ESTOPPEL CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . . .18

     Section 19.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

ARTICLE XX

     INDEMNITY AND LIABILITY . . . . . . . . . . . . . . . . . . . . . . . .18

     Section 20.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

ARTICLE XXI

     FORCE MAJEURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19

     Section 21.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .19

ARTICLE XXII
     ARBITRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19

     Section 22.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .19

ARTICLE XXIII

     MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . 19

     Section 23.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     Section 23.2.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     Section 23.3.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     Section 23.4.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     Section 23.5.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     Section 23.6.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     Section 23.7.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     Section 23.8.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

ARTICLE XXIV

     NO MERGER OF TITLES . . . . . . . . . . . . . . . . . . . . . . . . . . 20

ARTICLE XXV

     COVENANT TO BIND AND BENEFIT RESPECTIVE PARTIES . . . . . . . . . . . . 20

     Section 25.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

ARTICLE XXVI

     ENTIRE AGREEMENT OF PARTIES . . . . . . . . . . . . . . . . . . . . . . 21

     Section 26.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

EXHIBIT A LEGAL DESCRIPTION OF THE MASTER SITE
EXHIBIT B LEGAL DESCRIPTION OF THE DEMISED PREMISES
EXHIBIT C RATIFICATION OF REA
EXHIBIT D MEMORANDUM OF LEASE

                                        LEASE

     THIS LEASE is made as of February 26, 1998, by and between Aladdin Gaming, LLC, a Nevada limited liability company ("Lessor"), and Aladdin Music Holdings, LLC, a Nevada limited liability company ("Lessee").


                                       RECITALS

     A. Lessor is the owner in fee simple of certain real property located at 3667 Las Vegas Boulevard South, Clark County, Nevada (the "Master Site"), upon which Lessor intends to participate with others in the renovation and expansion of an existing hotel and casino facility, including, without limitation, the construction of a themed entertainment shopping center, a hotel/casino complex and new parking facilities for approximately 4,800 automobiles in a car parking facility and approximately three hundred sixty-four (364) automobiles in additional surface parking (the "Master Site "). The Master Site is more particularly described on Exhibit "A" hereto, which is incorporated herein by reference.

     B. The Master Site includes approximately 4.75 acres of real property that is located at the comer of Audrey Lane and Harmon Avenue (the "Demised Premises") and is more particularly described on EXHIBIT "B" attached hereto.

     C. Lessee intends to assign its interest in the Demised Premises under this Lease to Aladdin Music, LLC, a Nevada limited liability company, which company shall develop, construct and operate a hotel with approximately 1,000 rooms and an approximately 50,000 square foot casino (the "Hotel/Casino Facilities") on the Demised Premises.

     D. Lessor, Aladdin Bazaar, LLC, a Delaware limited liability company and Aladdin Holdings, LLC, a Delaware limited liability company ("Holdings") have entered into that certain Site Work Development and Construction Agreement dated concurrently herewith ("Site Work Agreement"). Pursuant to the Site Work Agreement the existing improvements on the Master Site shall be demolished by Lessor and Holdings.

     E. Lessee desires to lease from Lessor and Lessor desires to lease to Lessee the Demised Premises.

     IN CONSIDERATION of the recitals and the mutual promises herein, the parties hereby agree as follows:

                                      ARTICLE I

                          DEMISED PREMISES -- TERM OF LEASE

     SECTION 1.1 Lessor does hereby lease, rent, let and demise unto Lessee, and Lessee does hereby lease, take and hire, pursuant to this Lease, the Demised Premises, to have and hold the same unto Lessee, its successors and assigns, for the Term (as defined in Section 1.3 hereof), subject only to the terms and conditions herein provided and to the encumbrances and exceptions to title of record as of the date hereof (collectively, the "Permitted Exceptions"). All buildings, structures and improvements now or at any time hereafter erected, constructed or situated upon the Demised Premises or any part thereof prior to or during the continuance of the term of this Lease (including all utilities systems, loading areas, access ways, fixtures, plants, apparatus, appliances, furnaces, boilers, machinery, engines, motors, compressors, dynamos, elevators, fittings, piping, connections, conduits, ducts, equipment, partitions, furnishings and personal property of every kind and description now or hereafter affixed or attached or adjacent or subjacent to any such building, structure or improvement now or hereafter used or procured for use in connection with the heating, cooling, lighting, plumbing, ventilating, air conditioning, refrigeration, cleaning or general operation of any such building, structure or improvement, together with any and all renewals and replacements of, additions to and substitutes for any such building, structure or improvement or any of the above referred to property made by Lessee) may be hereinafter sometimes collectively called the "Improvements". Lessee acknowledges that the existing Improvements on the Master Site will be demolished by Lessor pursuant to the Site Work Agreement and agrees to cooperate therewith at no cost or liability to Lessee except as set forth therein.

     SECTION 1.2 It is understood and agreed by the parties that, following the execution hereof, Lessor shall cause the Demised Premises to be subdivided into a separate parcel or parcels from the balance of the Master Site, in accordance with Nevada Revised Statutes ("NRS") 278.320 through NRS 278.469, inclusive (the "Commercial Subdivision"). Lessee agrees to cooperate with Lessor to obtain the Commercial Subdivision and to fund its pro rata share of the cost thereof based upon the ratio that the Demised Premises bears to the Master Site. Lessor agrees to diligently pursue the Commercial Subdivision and to commence such process as soon as reasonably practicable after the date hereof, but in any event so as to complete the Commercial Subdivision prior to the "First Scheduled Opening Date" (as such term is defined in the Site Work Agreement). As soon as practicable after obtaining the Commercial Subdivision, and conditioned upon the cure of any outstanding monetary default (including any mechanics' liens encumbering the Demised Premises resulting from Lessee's activity), Lessor shall convey at no cost or expense to Lessee a fee interest in the Demised Premises to Lessee free and clear of any liens created by Lessor and subject only to the Permitted Exceptions, any encumbrances and exceptions created in accordance with the provisions hereof and subject to a right of reverser which provides for the reversion of the fee to Lessor upon failure to satisfy the Construction Financing Requirement (as defined below) on or before.December 1, 1998 (the "Fee Transfer").

     SECTION 1.3 This Lease shall commence as of the date hereof and shall terminate on the earlier to occur of (i) December 31, 2097 (ii) the date upon which possession of the whole of the Demised Premises and the Improvements is taken by any governmental or quasi-governmental public authority for any public or quasi-public use under any statute or by right of eminent domain, as set forth in Article X (iii) the date upon which Lessee's operating agreement terminates pursuant to its own terms, which date shall be deemed to be the date upon which a certificate of dissolution of Lessee is filed with the Secretary of State of the State of Nevada and (iv) the Fee Transfer (such period of time shall be referred to herein as the "Term"), unless this Lease shall be otherwise sooner terminated as provided herein. In the event that the Term of this Lease terminates pursuant to Subsections (ii), (iii), or (iv) above, the parties shall execute, acknowledge and deliver a ratification of this Lease substantially the form attached hereto as EXHIBIT "C" (the "Ratification of Lease"), and such Ratification of Lease shall be deemed executed and effective as of the original effective date of the REA (as defined in Section 7.1 hereof). Lessee hereby grants Lessor a limited power of attorney coupled with an interest for the purpose of executing, acknowledging and delivering the Ratification of Lease upon the termination of the Term of this Lease pursuant to Subsections (ii),
(iii), or (iv) above. Neither party shall have the right to terminate this Lease prior to the expiration of the Term under any circumstances, including, without limitation, the occurrence of an Event of Default (as defined below).

                                      ARTICLE II

                                         RENT

     SECTION 2.1 Lessee shall pay to Lessor from and after the grand opening of the Retail Facility to the public ("Rent Commencement Date"), in such legal tender of the United States of America as at the time of payment shall be acceptable for the payment of public and private debts, at the address for Lessor set forth below or at such other place as Lessor may from time to time designate in writing, an annual rent in the amount of Ten and No/100 Dollars ($10.00) ("Property Rent"), payable in advance in annual installments commencing on the Rent Commencement Date and continuing on the same day of each year thereafter, with payments for periods of less than one year being prorated for the number of days of that year which are part of the term(s) of this Lease.

     SECTION 2.2    Lessee shall pay the Property Rent without notice or demand.

                                     ARTICLE III

                         PAYMENT OF TAXES, ASSESSMENTS, ETC.

     SECTION 3.1 During all times prior to the Commercial Subdivision, Lessee shall pay or cause to be paid as additional rent, its Allocable Share of Real Estate Taxes, as such term is defined in, and pursuant to the terms of Section
6.6 of the REA (the "Impositions").

     SECTION 3.2    Deliberately Omitted.

     SECTION 3.3 The parties intend this Lease to be a "net" Lease, subject to the terms and conditions of the REA (as defined in Section 7.1 hereof). All expenses in connection with the operation of the Demised Premises and Improvements during the Term hereof shall be paid prior to the due date by Lessee, except as this Lease or the REA expressly provides otherwise.

     SECTION 3.4 Each party, upon the written request of the other party, shall furnish to the requesting party and, upon the further and separate written request of the other, to any mortgagee to whom the requesting party is the mortgagor, within thirty (30) days after the date when any Imposition would become delinquent, official receipts of the appropriate taxing authority, or other proof satisfactory to the requesting party or such mortgagee, evidencing the payment thereof or a decision to proceed diligently under Section 3.5.

     SECTION 3.5 Prior to the Fee Transfer, Lessee shall have the right, after prior written notice to Lessor, to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith; provided, however, that Lessee must in any event pay any such Imposition prior to any action being taken that may adversely affect the ownership of or any leasehold or mortgagee's interest in the Demised Premises, in any of the Improvements, or in any portion thereof for nonpayment. Prior to commencing the contest of an Imposition, Lessee shall notify Lessor of the nature of the contest and of the amount in issue, and Lessor and Lessee shall use commercially reasonable efforts to reconcile their respective positions in relation to the taxing authority. Subject to the terms or conditions of any mortgage on the Demised Premises, either Lessor or Lessee may, if it shall so desire, but at its sole expense, endeavor at any time or times to obtain a lowering of the assessed valuation upon the Demised Premises and the Improvements, or any part thereof, for the purpose of reducing taxes thereon, and in such event, the other party will cooperate in effecting such reduction, provided the other party shall not be obligated to expend any money or provide any moneys in so cooperating.

     SECTION 3.6 Neither party shall be required to join in any proceedings referred to in Section 3.5 of this Lease that are initiated by the other party unless the provisions of any law, rule or regulation at the time in effect shall require that such proceeding be brought by and or in the name of such other party or any owner of the Demised Premises, in which event the other party shall join in such proceedings or permit the same to be brought in its name, but shall not, however, be subjected to any liability for the payment of any costs or expenses in connection with any such proceedings not initiated by that party and the party initiating the said proceedings will indemnify and save harmless the other party from any such costs and expenses, reimbursing the other party therefor upon demand. Each party shall be entitled to any refund of any Imposition and penalties or interest from any governmental authority to the extent such refund represents moneys paid to such governmental authority, directly or indirectly, by that party.

     SECTION 3.7 An official certificate or statement issued or given by any federal, state, county or municipal authority, or any department, bureau, board or officer thereof or of any public utility, showing the existence of any Imposition, together with interest and penalties thereon, the payment of which is the obligation of Lessee as herein provided, shall be prima facie evidence for all purposes of this Lease of the existence, amount and validity of such Imposition.

                                      ARTICLE IV

                                SURRENDER OF PREMISES

     SECTION 4.1 Subject to the provisions of Articles I and XI hereof and the provisions of the REA, on the last day of the Term hereof, or upon any earlier termination of this Lease (except if the Term ends as a result of the Fee Transfer), Lessee shall surrender and deliver possession of the Demised Premises and the Improvements to Lessor in reasonably good condition considering their age and use, ordinary wear and tear and the effect of casualty and condemnation excepted, without delay and free and clear of all liens and encumbrances other than (a) the Permitted Exceptions, or (b) those created in accordance with the provisions hereof or the REA. At the end of the Term (except if the Term ends as a result of the Fee Transfer), the title to and ownership of the Improvements shall automatically vest in Lessor without the execution of any further instrument, but Lessee shall execute a quitclaim deed and any other appropriate conveyancing documents to Lessor if Lessor so requests.

     SECTION 4.2 Notwithstanding any other provisions of this Lease, where furnished by or at the expense of Lessee or any subtenant, Lessee may (or if required by Lessor, shall) remove furniture, trade fixtures and business equipment, furnishings and personal property of every kind, regardless of whether or not originally classified as Improvements, at or prior to the termination of this Lease or by such subtenant at or prior to the termination of its sublease; provided, however, that the removal thereof will not impair the structural integrity of the Improvements. Any damage to the Improvements resulting from such removal shall be repaired by Lessee to the reasonable satisfaction of Lessor, taking into account normal wear and tear.

     SECTION 4.3 Any personal property of Lessee which shall remain in the Improvements for more than thirty (30) days after the termination of this Lease and the removal of Lessee, or any personal property of any subtenant which shall remain in the Improvements for more than thirty (30) days after the termination of this Lease and the removal of any such subtenant from the Improvements, may, at the option of Lessor, be deemed to have been abandoned by Lessee or such subtenant and may be retained by Lessor as its property or may be disposed of, without accountability, in such a manner as Lessor may see fit.

     SECTION 4.4 The provisions of this Article IV shall survive any termination of this Lease.

                                      ARTICLE V

                                      INSURANCE

     SECTION 5.1 The parties agree that they shall, throughout the Term of this Lease, maintain, or cause to be maintained, in full force and effect, such policy or policies of insurance as shall be required under Article 8 of the REA.

                                      ARTICLE VI

                         REPAIRS, MAINTENANCE AND RESTORATION

     SECTION 6.1    Deliberately Omitted.


                                     ARTICLE VII


                        CONSTRUCTION, CIIANGES AND ALTERATIONS

     SECTION 7.1    Deliberately Omitted.

     SECTION 7.2 All construction performed on the Demised Premises or the Hotel/Casino Facilities shall be done in accordance with Articles 3 and 9 of the REA.

                                     ARTICLE VIII

                                   USE OF PROPERTY

     SECTION 8.1 Use of the Demised Premises shall be governed by the REA and, as applicable, the Site Work Agreement.

                                      ARTICLE IX

                        ENTRY ON PROPERTY BY LESSOR AND LESSEE

     SECTION 9.1 Lessee shall permit Lessor and Lessor's authorized representatives to enter the Demised Premises and Improvements at all reasonable times during usual business hours after reasonable notice to Lessee for the purpose of inspecting the same and observing the manner in which Lessee protects, maintains and repairs the Demised Premises and complying with the Site Work Agreement.

     SECTION 9.2 During the last ten ( 10) years of the Term, Lessor shall have the right to enter the Demised Premises and Improvements at all reasonable times during usual business hours after reasonable. notice to Lessee and upon Lessee's consent (which Lessee shall not unreasonably withhold) for the purpose of showing the same to prospective purchasers and prospective tenants of the Master Site, exclusive of the Demised Premises and Improvements, provided any such entry is in compliance with Lessee's reasonable security requirements and applicable gaming laws. Lessee shall have the right to enter the Master Site and HoteVCasino Facilities at all reasonable times during usual business hours after notice to Lessor and upon Lessor's consent (which Lessor shall not unreasonably withhold) for the purpose of showing the same to prospective assignees of Lessee's interest in or prospective subtenants of the Demised Premises, provided any such entry is in compliance with Lessor's reasonable security requirements and applicable gam~ng laws.

     SECTION 9.3 Nothing contained herein is intended to alter the rights of the parties to the REA regarding rights of access.

                                      ARTICLE X

                                     CONDEMNATION

     SECTION 10.1 In the event that the whole of the Demised Premises shall be taken by any governmental or public authority for any public or quasi-public use under any statute or by right of eminent domain, whether by a condemnation proceeding or otherwise, then this Lease shall terminate on the earlier of the date that title to or possession of the Demised Premises and Improvements is taken and Property Rent and other charges provided herein to be paid by Lessee or already paid by Lessee shall be apportioned and paid by Lessee or refunded by Lessor to Lessee, as appropriate, to such date. In the event that a portion of the Demised Premises is condemned, then this Lease shall remain in full force and effect as to the portion of the Demised Premises remaining after such taking; PROVIDED, HOWEVER, that if such partial taking occurs prior to the Fee Transfer, Lessee's Allocable Share of Real Estate Taxes shall be recalculated and Lessor shall refund any amounts Lessee overpaid for the applicable tax year. Lessee shall have the right to all awards and payments provided as compensation for any such taking, and Lessor hereby agrees to assign and transfer to Lessee any such awards and payments received by it, except those expressly allocated to the Lessor's interest in the Demised Premises. Lessor and Lessee shall cooperate to jointly adjust and settle all claims to the award.

                                      ARTICLE XI

                        FEE MORTGAGES AND LEASEHOLD MORTGAGES

     SECTION 11.1 As used herein, "Mortgage" shall mean an indenture of mortgage, deed of trust, or a Sale and Leaseback of all or a portion of the interest of a party ("Mortgagor") in any portion of the Master Site owned or leased by it ("Mortgaged Premises"). "Mortgagee" shall mean either the trustee and beneficiary/mortgagee, individually or collectively as appropriate, under a Mortgage or the fee owner or lessor following a Sale and Leaseback provided that such persons are not in possession of the Mortgaged Premises of the applicable party. A "Sale and Leaseback" shall mean a transaction in which (a) a party who is the fee owner of its Mortgaged Premises conveys a fee or a leasehold estate in all or a portion of its Mortgaged Premises for financing purposes and, immediately thereafter, such party, its affiliate or any guarantor of such party's covenants, agreements and obligations set forth in this Lease or in the REA, leases or subleases such Mortgaged Premises or portion thereof so conveyed, or (b) a party holding a leasehold estate in its Mortgaged Premises assigns said estate (or a portion thereof) or subleases such Mortgaged Premises (or a portion thereof) for financing purposes and, immediately thereafter, such party, its affiliate or any guarantor of such party's covenants, agreements and obligations set forth in this Lease or in the REA subleases such Mortgaged Premises or portion thereof so assigned or subleased.

     SECTION 11.2 Any present or future Mortgage or other lien or encumbrance affecting or encumbering Lessor's fee title to the real property constituting the Demised Premises (the "Fee") (any such Mortgage or other lien or encumbrance shall be referred to herein as a "Fee Mortgage") shall be subject and subordinate to this Lease. Lessor and Lessee acknowledge and agree that concurrently herewith, Lessor is encumbering the Fee with a Fee Mortgage in favor of Bank of Nova Scotia as Administrative Agent on behalf of certain lenders.

     SECTION 11.3 Lessee shall have the right, at any time and from time to time, to encumber, by mortgage, deed of trust or other property instrument, the leasehold interest herein demised on such terms, conditions, and maturity as Lessee shall determine, and to enter into any and all extensions, modifications, amendments, replacements, and refinancing thereof as Lessee may desire (all of the foregoing being referred to herein collectively as "Leasehold Mortgages" and singularly as a "Leasehold Mortgage").

          (b) Lessor shall simultaneously deliver to the holder of each Leasehold Mortgage ("Leasehold Mortgagee") and/or each trustee ("Trustee") of any trust indenture or deed of trust relating to the Leasehold Mortgage identified by written notice from Lessee to Lessor, a duplicate copy of any and all notices of default or other notices which Lessor may deliver to Lessee pursuant to the terms of this Lease, and any such notice shall not be effective as against any such Leasehold Mortgagee or Trustee until the duplicate copy is so delivered. A different address may be designated by any such Leasehold Mortgagee and Trustee by notice delivered to Lessor from time to time. Any such Leasehold Mortgagee or Trustee may, at its option and at any time, pay any of the Rents or other sums of money herein stipulated to be paid by Lessee or do any other act or thing required of Lessee by the terms of this Lease in accordance with the provisions of Sections 11.3(f) and (g) hereof; and all payments so made, and all things so done or performed by any such Leasehold Mortgagee or Trustee shall be as effective to cure Lessee's default as the same would have been if done and performed by Lessee instead of by any such Leasehold Mortgagee or Trustee. The loan documents related to any such Leasehold Mortgage (the "Loan Documents") may, if Lessee so desires, be so conditioned as to provide that, as between the Leasehold Mortgagee (or Trustee) and Lessee, the Leasehold Mortgagee (or Trustee), on making good and performing any such default or defaults on the part of Lessee, shall be thereby subrogated to any and all of the rights of the person or persons to whom any payment is made by the Leasehold Mortgagee (or Trustee), and all of the rights of Lessee hereunder. The Leasehold Mortgagee (or Trustee) shall not be or become liable to Lessor as an assignee of this Lease until such time, if any, as the Leasehold Mortgagee (or Trustee) shall by foreclosure or other appropriate proceedings in the nature thereof, or as the result of any other action of remedy provided for in the Loan Documents (or Leasehold Mortgage), or by proper conveyance from Lessee, either acquire the rights and interests of Lessee under the terms of this Lease or actually take possession of the Demised Premises, and such liability of Leasehold Mortgagee (or Trustee) shall terminate upon the Leasehold Mortgagee (or Trustee) assigning such rights and interests to another party or relinquishing such possession, as the case may be, provided that such termination of liability as to the Leasehold Mortgagee (or Trustee) shall not extinguish any default hereunder or any such liability as to any other person or persons.

          (c) Should any Leasehold Mortgagee or Trustee acquire Lessee's interest in this Lease and the Demised Premises by foreclosure or other appropriate proceedings in the nature thereof, or as a result of any other action or remedy provided for by any Leasehold Mortgage, or by a proper conveyance from Lessee, such Leasehold Mortgagee or Trustee shall take Lessee's interest in the Demised Premises subject to all the provisions of this Lease; and shall, so long as and only so long as it shall be the owner of the leasehold interest, assume personally the obligations of Lessee under this Lease.

          (d) Should any Leasehold Mortgagee or Trustee acquire Lessee's interest in this Lease and in the Demised Premises by foreclosure or other appropriate proceedings in the nature thereof, or as a result of any other action or remedy provided for by any Leasehold Mortgage, or by proper conveyance from Lessee, such Leasehold Mortgagee or Trustee may, subject to the provisions of Article XII, assign this Lease by sale or otherwise. Any assignee of such Leasehold Mortgagee or Trustee, or any purchaser of the leasehold interest from such Leasehold Mortgagee or Trustee, or any person taking through any other means from such Leasehold Mortgagee or Trustee and/or their respective successors in interest shall take such leasehold interest subject to all the agreements, conditions, covenants and terms of this Lease on the part of Lessee to be kept, observed and performed, and shall as a condition of such assignment, purchase or other taking, assume and agree by writing in form approved by and delivered to Lessor to perform all such agreements, conditions, covenants and terms, whereupon the assignor thereof shall be relieved thereafter of any liability hereunder.

          (e) No such foreclosure, assignment, sale or hypothecation of the Demised Premises shall relieve, release, or in any manner affect the liability of Lessee under this Lease.

          (f) Notwithstanding anything to the contrary contained herein, any Leasehold Mortgagee or Trustee shall have until thirty (30) days after the later of (i) notice or (ii) the expiration of the cure period given to Lessee under this Lease to cure any default under this Lease, provided that if such default is a non-monetary default and is not capable of cure within such thirty (30) day period, then such period as is reasonably necessary to cure such default, so long as such Leasehold Mortgagee or Trustee shall diligently proceed to do so. If the non-monetary default is such that possession of the Demised Premises is necessary to cure the same, then the period of time within which the Leasehold Mortgagee or Trustee may cure shall be extended by the period of time necessary for the Leasehold Mortgagee or Trustee to acquire Lessee's interest in this Lease and the Demised Premises by foreclosure or other appropriate proceedings (which extension shall include any period of time during which the Leasehold Mortgagee or Trustee is prohibited or delayed from commencing or prosecuting such proceedings by reason of the bankruptcy or insolvency of Lessee), provided that the Leasehold Mortgagee or Trustee promptly commences and diligently prosecutes such proceedings.

          (g)  Deliberately Omitted.

          (h) Lessor shall not agree to any mutual termination or accept any surrender of this Lease, nor shall Lessor consent to any material amendment or modification of this Lease, without the prior written consent of each Leasehold Mortgagee or Trustee.

          (i) Lessor agrees to execute such amendments or modifications of this Lease as may be reasonably required by a Leasehold Mortgagee or Trustee, at Lessee's request, provided that any such amendments and modifications do not in any material respect diminish any right or increase any obligation of, or adversely affect, Lessor and are in form reasonably satisfactory to Lessor and the holder of the Fee Mortgage.

     SECTION 11.4

          (a) Upon termination of this Lease by reason of rejection of this Lease in a bankruptcy of Lessor or for any other reason (other than as a result of the Fee Transfer), Lessor shall give notice thereof to the first priority Leasehold Mortgagee or Trustee, and such Leasehold Mortgagee or Trustee shall have the option, upon notice to Lessor deposited in the mails not later than ninety (90) days after notice *om Lessor of such termination, to elect to receive, in its own name or in the name of its nominee or designee, from Lessor a new lease of the Demised Premises for the unexpired balance of the Term hereof, or any renewal or extension hereof, on the same terms and conditions as are in this Lease set forth, which new lease shall be effective as of the date of termination of this Lease and Lessor agrees promptly to execute such lease, provided:

               (i) such Leasehold Mortgagee or Trustee shall simultaneously with the giving of such notice cure any monetary default of Lessee; and

               (ii) such Leasehold Mortgagee or Trustee immediately commences to remedy, and thereafter diligently pursues the remedy of, any non-monetary default of Lessee, excluding those which by their very nature are incapable of cure by any other person.

          (b) The Leasehold Mortgagee or Trustee, or the nominee or designee of either, shall thereafter observe and perform all covenants and conditions in such new lease contained on the part of Lessee to be observed and performed. Any such new lease shall have priority equal to this Lease. If such Leasehold Mortgagee or Trustee (or nominee or designee) shall become lessee under such new lease and shall subsequently assign such new lease in accordance with Article XII herein, then such Leasehold Mortgagee or Trustee (or nominee or designee) shall thereupon be relieved of liability under such new lease, provided that the assignee expressly assumes all liabilities and obligations of lessee under such new lease thereafter accruing, and Lessee furnishes Lessor a copy of such assignment and assumption. The termination of this Lease prior to the date on which this Lease expires shall not terminate the right of such Leasehold Mortgagee or Trustee (or nominee or designee) to a new lease under this Article X1.

                                     ARTICLE XII

                         ASSIGNMENT. TRANSFERS AND SUBLETTING

     SECTION 12.1 The parties shall have the right at any time and from time to time during the Term hereof to assign, sell or otherwise transfer their respective interests, in whole or in part, in this Lease and the estate created by this Lease in accordance with the requirements of the REA; provided, however, that (a) each such assignment, sale or transfer shall expressly be made subject to the provisions of this Lease, and (b) any such assignment, sale or transfer shall be subject to the Discharge and Release provisions of Article XIII hereof.

     SECTION 12.2 Lessee shall have the right at any time and from time to time during the Term hereof to sublet all or any part or parts of the Demised Premises and to assign, encumber, extend, or renew any sublease, provided that:

          (a) each such sublease shall expressly be made subject to the provisions of this Lease;

          (b) each such sublease shall expire, by its express terms, no later than the end of the Term of this Lease;

          (c) Lessee remains primarily obligated to perform Lessee's obligations hereunder; and

          (d) Lessee shall use reasonable efforts to ensure that each sublease entered into after the Term of this Lease commences shall contain a provision requiring the sublessee, so long as the terms of such sublease are recognized and honored, to attorn to Lessor if Lessee defaults under this Lease, and if the subtenant is notified of Lessee's default and instructed to make subtenant's rental payments to Lessor.

     SECTION 12.3 Lessor agrees, upon written request by Lessee and subject to the prior agreement of sublessees, to attorn and make payments to Lessor as provided in Section 12.2 hereof, and that Lessor shall execute a non-disturbance and attornment agreement upon commercially reasonable terms and in a form and substance acceptable to Lessor and the holder of the Fee Mortgage, which shall not require Lessor or the holder of the Fee Mortgage to assume any obligation to construct the Bazaar improvements.

                                     ARTICLE XIII

                                DISCHARGE AND RELEASE

     SECTION 13.1 The discharge and release provisions set forth in Article 11 of the REA, along with the definitions set forth in Article 1 of the REA, shall also apply to this Lease.

                                     ARTICLE XIV

                                  DEFAULT PROVISIONS

     Section 14.1 If any one or more of the following events happens, an Event of Default shall be deemed to have occurred:

          (a) if default shall be made in the payment of any Property Rent payable under this Lease or any part thereof, when and as the same shall become due and payable, and such default shall continue for a period of ninety (90) days after written notice thereof from Lessor to Lessee; or

          (b) if default shall be made in the payment of any other amounts payable under this Lease or any part thereof, when and as the same shall become due and payable, and such default shall continue for a period of forty-five (45) days after written notice thereof from Lessor to Lessee; or

          (c) notwithstanding the foregoing, if any mechanics' lien encumbers the Demised Premises (other than as may be created by Lessor or its agents) for more than twenty (20) days following actual notice to Lessee, and Lessee shall have failed to bond around same in accordance with applicable law, or have deposited an equivalent amount with the holder of the Fee Mortgage. Any amount so deposited shall be released to the party entitled to same upon the resolution of the claim underlying the mechanics lien.

     SECTION 14.2 If any Event of Default occurs arising from the nonpayment of any Property Rents or any other amounts payable under this Lease, Lessor shall have the right to sue for each installment of such Property Rent or such other amounts as the same becomes due.

     SECTION 14.3 If any Event of Default occurs other than one arising from the nonpayment of rents ("Nonmonetary Default"), this Lease shall remain in full force and effect and, if no resolution regarding the Event of Default can be obtained by agreement of the parties, Lessor shall be required to obtain its remedies by arbitration in accordance with the REA; provided, however, that following an arbitration decision requiring Lessee to cure a Nonmonetary Default, Lessee shall have an additional thirty (30). days after the issuance of the said decision to cure any such default and, if the default cannot be cured within such thirty (30) day period, Lessee shall diligently pursue such cure.

     SECTION 14.4 No failure by Lessor or Lessee to insist upon the strict performance of any provision of this Lease or to exercise any right or remedy consequent upon a breach hereof and no acceptance of full or partial rent during the continuance of any such breach (and/or the application thereof toward cure of the earliest occurring default) shall constitute a waiver of any such breach or of such provision. No provision hereof to be complied with by Lessee or Lessor, and no breach thereof shall be waived, terminated, altered or modified, except by a written instrument executed by Lessor and Lessee. No waiver of any breach shall affect or alter this Lease, but each and every provision of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

     SECTION 14.5 The remedies provided herein may be exercised by the parties entitled thereto singly, in combination, and cumulatively.

     SECTION 14.6 Amounts payable under this Lease which become delinquent shall bear interest, from the delinquency date until paid in full, at the rate set forth in Section 20.9 of the REA. When the party who owes the delinquent amount pays it, the party shall also pay the interest accrued thereon. No amount shall be considered delinquent hereunder until after the expiration of any applicable notice period or grace period.

     SECTION 14.7 If default shall be made by Lessor in the performance of any obligations of Lessor under this Lease and such default shall continue for a period of thirty (30) days, and Lessor fails within such period to commence to cure such default and continuously and diligently thereafter to proceed with the curing of such default by the earliest date by which it may through continuous, diligent effort be cured (it being intended that in connection with a default not susceptible of being cured with due diligence within thirty (30) days, the time of Lessor within which to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence), then Lessee shall have all rights and remedies available at law or in equity and not otherwise inconsistent with the terms of this Lease or the REA. The holder of the Fee Mortgage shall be entitled to receive notice and exercise the same or reciprocal rights as a Leasehold Mortgagee has under Section 11.3 in connection with a default by Lessee hereunder.

                                      ARTICLE XV

                         INVALIDITY OF PARTICULAR PROVISIONS

     SECTION 15.1 If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                     ARTICLE XVI

                               NOTICES AND CERTIFICATES

     SECTION 16.1 Unless otherwise provided herein, any notice, communication, request, reply or advice (herein severally and collectively for convenience, called "notice" in this Lease) provided or permitted to be given, made or accepted by either party to the other, must be in writing and may, unless otherwise expressly provided in this Lease, be given or be served by telecopier transmittal with the original thereof deposited in the United States mail, postpaid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same to such party in person or by courier. Notice transmitted via telecopier with an original deposited in the manner hereinabove described shall be effective, unless otherwise stated in this Lease, from and after the transmission of said telecopied notice. Notice given in any other manner shall be effective only if and when received by the party to be notified. For purposes of notice, the addresses of the parties shall, until changed as herein provided, be as follows:

LESSOR:                                 Aladdin Gaming, LLC
                                        c/o Sigmund Sommer Properties
                                        2810 W. Charleston Blvd., Suite 58
                                        Las Vegas, Nevada 89102
                                        Attn.: Jack Sornmer
                                        Telephone: 702-870-1234
                                        Telecopier: 702-870-8733

LESSEE:                                 Aladdin Music Holdings, LLC
                                        c/o Sigmund Sommer Properties
                                        2810 W. Charleston Blvd., Suite 58
                                        Las Vegas, Nevada 89102
                                        Attn.: Jack Sommer
                                        Telephone: 702-870-1234
                                        Telecopier: 702-870-8733

with copies similarly delivered to:

                                        Aladdin Gaming, LLC
                                        c/o Sigmund Sommer Properties
                                        280 Park Avenue
                                        New York, New York 10017
                                        Attn.:  Ronald Dictrow
                                        Telephone:  212-661 -0700
                                        Telecopier:  212-661-0844
     and

                                        PM (Boston), Inc.
                                        c/o Planet Hollywood International, Inc.
                                        8669 Commodity Circle
                                        Orlando, Florida 32918
                                        Attn:
                                        Telephone:
                                        Telecopier:

     and

                                        Schreck Morris
                                        1200 Bank of America Plaza
                                        300 South Fourth Street
                                        Las Vegas, Nevada 89101
                                        Attn.:  Ellen L. Schulhofer, Esq.
                                        Telephone:  702-382-2101
                                        Telecopier:  702-382-8135

     and

                                        Skadden, Arps, Slate, Meagher & Flom LLP
                                        919 Third Avenue
                                        New York, New York 10022
                                        Attn.:  Audrey Sokoloff, Esq.
                                        Telephone:  212-735-3000
                                        Telecopier:  212-735-2000

     and

                                        Cravath, Swain & Moore
                                        Worldwide Plaza
                                        825 Eighth Ave.
                                        New York, NY 10019
                                        Attn.:  Kevin J. Grehan, Esq.
                                        Telephone:  212-474-1490
                                        Telecopier:  212-474-3700

     SECTION 16.2 Notices, demands, requests and consents which shall be served by registered or certified mail upon Lessor or Lessee in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder (a) five
(5) days after such notice, demand, request or consent shall be mailed by United States registered or certified mail as aforesaid in any Post Office or Branch Post Office regularly maintained by the United States Government, or (b) upon receipt, if earlier.

                                     ARTICLE XVII

                          GOVERNING LAW AND CHOICE OF FORUM

     SECTION 17.1 This Lease shall be governed by, interpreted under, and construed in accordance with the laws ofthe State of Nevada. The Parties intend and agree that the proper forum for the litigation of any and all disputes or controversies arising out of or related to this Lease, to the extent that arbitration is not specified for the resolution of such dispute as described herein, is the Eighth Judicial District Court of the State of Nevada. Each of the parties agrees that it will not commence any action or proceeding arising out of or relating to this Lease in any court other than as specified in the preceding sentence on grounds of forum non conveniens or any other grounds, and hereby stipulates and irrevocably agrees that said courts have in personam jurisdiction over each of them for such litigation of any dispute or controversy arising out of or in any way related to this Lease.

                                    ARTICLE XVIII

                        QUIET ENJOYMENT: CONVEYANCE BY LESSOR

     SECTION 18.1 Lessor covenants that, provided that no Event of Default has occurred and is continuing, Lessee shall quietly have and enjoy the Demised Premises and Improvements and all portions thereof throughout the entire Term hereof but it is understood and agreed that this covenant and any and all other covenants of Lessor contained in this Lease shall be binding upon Lessor and its successors and assigns only with respect to breaches occurring during its and their respective ownership of the Lessor's interest hereunder.

     SECTION 18.2 Lessor understands and agrees that Lessee shall have control over the Demised Premises subject and pursuant to the REA and, if applicable, the Site Work Agreement.

     SECTION 18.3 At no time during the Term of this Lease shall Lessor, without Lessee's consent (which Lessee shall not unreasonably withhold), grant any easement, servitude or license or enter any restrictive covenant or accept any condition or otherwise make any grant or agreement which will affect title to the real property constituting the Demised Premises or Lessor's estate therein or Lessor's reversion hereunder except as expressly permitted in the REA.

                                     ARTICLE XIX

                                ESTOPPEL CERTIFICATES

     SECTION 19.1 Each party shall at any time, and from time to time, within ten (10) business days of written notice from the other party, execute, acknowledge and deliver to such other party and any other party identified by such other party a statement in writing: (a) clarifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect) and the dates to which the rental and other charges are paid in advance or delinquent, if any, (b) certifying the commencement and termination dates of the Lease, (c) certifying that there has been no assignment or other transfer by the certifying party of this Lease, or any interest therein subject to Articles XI through XII hereof, (d) acknowledging that there are not, to the certifying party's knowledge, any uncured defaults on the part of the other party hereunder and that the certifying party has no right of offset, counterclaim or deduction against rent, or specifying such default if any are claimed together with the amount of any offset, counterclaim or deduction alleged by the certifying party, and (e) setting forth any other matters reasonably required by the requesting party. Any such statements may be relied upon by any existing owner or prospective purchaser or any present or prospective lender upon the security of the Demised Premises. The failure of either party to deliver such statement within such time shall be conclusive and binding upon that party (i) that this Lease is in full force and effect, without modification except as may be represented by the requesting party, and that the status of rent payments is as certified by the requesting party, (ii) that there are no uncured defaults in the requesting party's performance and that the party being requested to issue a certificate has no right of offset, counterclaim or deduction against rental, and (iii) that no more than one month's rent has been paid in advance. [n addition to the foregoing, Lessor hereby covenants and agrees, upon the satisfaction by Lessee of the Construction Financing Requirement and the written request of Lessee, to execute, acknowledge and deliver to Lessee, or to such other party as Lessee may reasonably direct, a statement in writing certifying that the Construction Financing Requirement has been satisfied. Lessor hereby grants to Lessee an irrevocable power of attorney coupled with a interest for the purpose of executing, acknowledging and delivering such a statement in connection with the satisfaction of the Construction Financing Requirement.

                                      ARTICLE XX

                               INDEMNITY AND LIABILITY

     SECTION 20.1 The parties hereto shall be subject to the same indemnity obligations as are set forth in Section 8.1 of the REA, using the same definitions as are set forth in Article 1 of the REA.

                                     ARTICLE XXI

                                    FORCE MAJEURE

     SECTION 21.1 The rights and obligations of the parties hereto shall be subject to the same force majeure provisions contained in the REA.

                                     ARTICLE XXII

                                     ARBITRATION

     SECTION 22.1 Any dispute between the parties involving this Lease, including those arising from disagreements over interpretation or application of the provisions hereof, and any other disputes involving provisions of this Lease shall be resolved by binding arbitration conducted in the manner set forth in
Article 12 of the REA; provided, however, that any Party may seek prohibitory injunctive relief without first submitting the controversy to arbitration.

                                    ARTICLE XXIII

                               MISCELLANEOUS PROVISIONS

     SECTION 23.1 For the purpose of this Lease, unless the context otherwise requires:

          (a) The term "person" shall mean an individual, corporation, limited liability company, joint venture, general or limited partnership, unincorporated organizations, tenancy-in-common or government, or any agency or political subdivision thereof, and the term "successors" shall include the executors and administrators of any individual.

          (b) Words of any gender used in this Lease shall include any other gender.

     SECTION 23.2 Each party shall be separately responsible for any attorneys' fees it may incur in connection with the negotiation and preparation of this Lease and other instruments or documents mentioned herein. If there is any legal action or proceeding between Lessor and Lessee to enforce any provision of this Lease or to protect or establish any right or remedy of either party hereunder, the prevailing party shall be entitled to all costs and expenses, including reasonable attomeys' fees incurred in connection with such action and in any appeal in connection therewith.

     SECTION 23.3 The captions and headings in this Lease are for convenience only, are not a part of this Lease, and do not in any way limit or amplify the provisions hereoL

     SECTION 23.4 The parties shall cause a Memorandum of this Lease in the fomm attached hereto as Exhibit "C" to be executed and recorded with the of fice of the recorder of Clark County, Nevada immediately prior to the recording of the REA. Upon the termination of this Lease, either party, at the other party's request, will execute a recordable statement of temlination of the Lease which states the applicable temlination date.

     SECTION 23.5 The relationship of Lessor and Lessee is that of landlord and tenant. Nothing herein shall be deemed to be a contract for employment or to create (a) a joint venture, (b) a partnership, (c) an agent/principal relationship, (d) an employer-employee relationship, or (e) any other type of relationship between Lessor and Lessee, or between Lessor and any officer, director or employee of Lessee. Nothing in this Lease shall be deemed to interfere with Lessor's or Lessee's right to hire, temlinate or discipline their respective employees.

     SECTION 23.6 It is mutually agreed by and between Lessor and Lessee that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee, Lessee's use or occupancy of the Demised Premises, and/or any claim of injury or damage.

     SECTION 23.7 Time is of the essence of this Lease and of all of the terms, covenants, and conditions hereoL

     SECTION 23.8 This Lease may be executed in two or more counterparts and all of such counterparts, taken together, shall be deemed part of one instrument.

                                     ARTICLE XXIV

                                 NO MERGER OF TITLES

     SECTION 24.1 Except as provided in Article I hereof, so long as any mortgage on this Lease and the leasehold created hereby has not been fully paid and satisfied and discharged of record, there shall be no merger of this leasehold estate with any other interest or title Lessee hereunder may acquire in the Demised Premises or any part thereof.

                                     ARTICLE XXV

                   COVENANT TO BIND AND BENEFIT RESPECTIVE PARTIES

     SECTION 25.1 The covenants of the parties herein contained shall, subject to the provisions of this Lease, bind and inure to the benefit of the successors and assigns of the respective parties hereto, except as otherwise provided herein.

                                     ARTICLE XXVI

                             ENTIRE AGREEMENT OF PARTIES

     SECTION 26.1 This Lease constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior agreements, representations and understandings of the parties. Concurrently herewith, the parties are entering into, inter alla the REA and Lessor is entering into the Site Work Agreement. No addition to or modification or termination of this Lease shall be binding unless executed in writing by each of the parties. Except as may be otherwise provided in this Lease, no waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver and no waiver shall be binding unless evidenced by an instrument in writing executed by the party marking the waiver.

                   [REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have set forth their hands on the day and year first above mentioned.

"LESSOR"       "LESSEE"
ALADDIN GAMING, LLC, a Nevada           ALADDIN MUSIC HOLDINGS, LLC
limited liability company               a Nevada limited liability company


By:  /s/ Ron Dictrow                    By:  /s/ Ron Dictrow
   -----------------------------------     -----------------------------------
     Ronald B. Dictrow, Executive Vice       Ronald B. Dictrow, Secretary
     President and Secretary

STATE OF NEVADA     )
                    ) ss.
COUNTY OF CLARK     )

     This instrument was acknowledged before me on the 4th day of March, 1998, by Ronald B. Dictrow, as Executive Vice President and Secretary of Aladdin Gaming, LLC.

                                   /s/ Maria Redondo
                                   ---------------------------------
                                   Notary Public
                                   (My commission expires 2/10/99)


STATE OF NEVADA     )
                    ) ss.
COUNTY OF CLARK     )

     This instrument was acknowledged before me on the 4th day of March, 1998, by Ronald B. Dictrow, as Secretary of Aladdin Music Holdings, LLC.


                                   /s/ Maria Redondo
                                   ---------------------------------
                                   Notary Public
                                   (My commission expires 2/10/99)

                                    EXHIBIT "A"

                        LEGAL DESCRIPTION OF THE MASTER SITE

                                    EXHIBIT "B"

                     LEGAL DESCRIPTION OF THE DEMISED PREMISES

                                    EXHIBIT "C"

                                RATIFICATION OF REA

                                    EXHIBIT "D"

                                MEMORANDUM OF LEASE

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Aladdin Gaming, LLC
c/o Schreck Morris
1200 Bank of America Plaza
300 South Fourth Street
Las Vegas, Nevada 89101
Attn: Ellen Schulhofer Esa.
--------------------------------------------------------------------------------


                                 MEMORANDUM OF LEASE

     THIS MEMORANDUM OF LEASE ("MEMORANDUM"), is made as of this day of February, 1998 by and between ALADDIN GAMING, LLC, a Nevada limited liability company ("Landlord"), and ALADDIN MUSIC HOLDINGS, LLC, a Nevada limited liability company ("Tenant").

     1. Landlord and Tenant have entered into that certain Lease dated of even date herewith ("Lease"), pursuant to which Landlord has ground leased to Tenant and Tenant has ground leased from Landlord that certain real property located in the County of Clark, State of Nevada, and more particularly described on Exhibit "A" attached hereto (the "Premises"), for a term of ninety-nine (99) years, commencing on February _, 1998, for the rental and subject to the terms and covenants set forth in the Lease.

     2. The purpose of this Memorandum is to give notice of the existence of the Lease. The Lease provides for the right of a mortgagee to have a new lease in the same priority as the Lease. To the extent that any provision of this Memorandum conflicts with any provision of the Lease, the Lease shall control.

This Memorandum may be executed in counterparts, each of which shall be deemed an original, but all of which, together shall constitute one and the same instrument.

"LESSOR"       "LESSEE"
ALADDIN GAMING, LLC, a Nevada           ALADDIN MUSIC HOLDINGS, LLC
limited liability company               a Nevada limited liability company


By:                                     By:
     ---------------------------------       ----------------------------------
     Ronald B. Dictrow, Executive Vice       Ronald B. Dictrow, Secretary
     President and Secretary

STATE OF                 )
                      ) ss.
COUNTY OF             )

     This instrument was acknowledged before me on the ____ day of __________, 199_, by Ronald B. Dictrow, as Executive Vice President and Secretary of Aladdin Gaming, LLC.

                                   ------------------------------
                                   Notary Public
                                   (My commission expires ________)


STATE OF                 )
                      ) ss.
COUNTY OF             )

     This instrument was acknowledged before me on the ____ day of __________, 199_, by Ronald B. Dictrow, as Secretary of Aladdin Music Holdings, LLC.



                                   --------------------------------
                                   Notary Public
                                   (My commission expires ________)